UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22710

BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, 32nd Floor, New York, NY 10105

(Address of principal executive offices) (Zip code)

Bluerock Fund Advisor, LLC

1345 Avenue of the Americas, 32nd Floor,

New York, NY 10105

(Name and address of agent for service)

1-844-819-8287

(Registrant’s telephone number, including area code)

Date of fiscal year end: September 30

Date of reporting period: June 30, 2019

Item 1. Schedule of Investments.

Bluerock Total Income+ Real Estate Fund

PORTFOLIO OF INVESTMENTS

June 30, 2019 (Unaudited)

Security	Principal	Value
REAL ESTATE DEBT SECURITIES (8.36%)(a)
FREMF 2018-K82 Mortgage Trust, Class X2A, 0.100%, 9/25/2028	$1,075,639,512	$7,826,353
FREMF 2018-K82 Mortgage Trust, Class X2B, 0.100%, 10/25/2028	262,694,906	1,972,313
FREMF 2018-K82 Mortgage Trust, Class D, 10/25/2028	100,392,906	44,729,959
FREMF 2019-K91 Mortgage Trust, Class X2A, 0.100%, 3/25/2029	1,137,061,621	8,624,612
FREMF 2019-K91 Mortgage Trust, Class X2B, 0.100%, 10/25/2029	247,526,565	1,971,549
FREMF 2019-K91 Mortgage Trust, Class D, 10/25/2029	103,857,565	41,730,593
FREMF 2019-KC03 Mortgage Trust, Class C, 4.365%, 1/25/2026	58,088,000	45,201,062

TOTAL REAL ESTATE DEBT SECURITIES (Cost $152,943,979)		152,056,441

Security	Shares	Value
PRIVATE EQUITY REAL ESTATE SECURITIES (85.81%)(b)
Apartments (3.52%)
Sentinel Real Estate Fund	718	63,984,484

Diversified (63.60%)
AEW Core Property Trust	22,139	22,830,078
Blackstone Property Partners(c)	100,533	136,245,844
Carlyle Property Investors	39,860	51,767,829
CBRE U.S. Core Partners, LP	53,021,077	76,234,290
Clarion Lion Properties Fund	108,240	165,001,911
Harrison Street Core Property Fund	58,226	80,109,092
Heitman America Real Estate Fund	26,324	32,279,416
Invesco Core Real Estate Fund	174	32,658,331
Invesco U.S. Income Fund LP	60,705	82,897,018
Morgan Stanley Prime Property Fund LLC	10,282	196,019,645
PGIM PRISA I	19,078	32,458,203
PGIM PRISA III	21,972	40,496,450
Principal Enhanced Property Fund LP	5,740,084	73,058,061
RREEF America REIT II, Inc.	281,886	35,444,799
Stockbridge Smart Markets Fund	26,836	42,226,703
Stockbridge Value Fund II	N/A	5,932,865
UBS Trumbull Property G&I Fund	1,976	50,787,890
		1,156,448,425
Industrial (18.69%)
Clarion Lion Industrial Trust	34,414	68,619,199
Colony Industrial	N/A	156,376,351
Prologis Targeted U.S. Logistics(c)	34,828	58,107,781
RREEF Core Plus Industrial Fund LP	453,651	56,969,351
		340,072,682
TOTAL PRIVATE EQUITY REAL ESTATE SECURITIES (Cost $1,414,214,393)		1,560,505,591

PUBLIC EQUITY REAL ESTATE SECURITIES (2.33%)
Public Non-Traded Real Estate Investment Trusts (0.02%)
Diversified (0.02%)
Highlands REIT, Inc.(d)(e)	140,161	46,253

Security	Shares	Value
Diversified (continued)
Inventrust Properties Corp.(e)	140,161	$407,503

Total Public Non-Traded Real Estate Investment Trusts (Cost $501,927)		453,756

Publicly Traded Real Estate Investment Trusts (2.31%)
Advertising (0.04%)
Lamar Advertising Co., Class A	8,173	659,643
		659,643
Apartments (0.35%)
American Homes 4 Rent	15,954	387,842
Apartment Investment & Management Co.	10,672	534,881
AvalonBay Communities, Inc.	1,823	370,397
Camden Property Trust	6,418	669,975
Equity Residential	5,202	394,936
Essex Property Trust, Inc.	2,192	639,911
Independence Realty Trust, Inc.	79,857	923,945
Mid-America Apartment Communities, Inc.	3,745	441,011
NexPoint Residential Trust, Inc.	36,749	1,521,409
UDR, Inc.	13,831	620,874
		6,505,181
Communications (0.14%)
American Tower Corp.	5,555	1,135,720
Crown Castle International Corp.	5,105	665,437
SBA Communications Corp.(d)	2,967	667,100
		2,468,257
Data Centers (0.02%)
Digital Realty Trust, Inc.	2,997	353,017
		353,017
Diversified (0.37%)
American Assets Trust, Inc.	15,736	741,480
Armada Hoffler Properties, Inc.	44,922	743,459
EPR Properties	8,602	641,623
Gaming and Leisure Properties, Inc.	15,435	601,656
Gladstone Commercial Corp.	33,428	709,342
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	17,973	506,479
PS Business Parks, Inc.	6,862	1,156,453
STORE Capital Corp.	23,232	771,070
WP Carey, Inc.	9,907	804,250
		6,675,812
Healthcare (0.36%)
CareTrust REIT, Inc.	42,938	1,021,065
Community Healthcare Trust, Inc.	30,492	1,201,689
HCP, Inc.	20,224	646,764
Medical Properties Trust, Inc.	50,940	888,394
National Health Investors, Inc.	6,456	503,762
Omega Healthcare Investors, Inc.	12,501	459,412
Universal Health Realty Income Trust	4,907	416,752
Ventas, Inc.	6,425	439,149
Welltower, Inc.	8,646	704,908
		6,281,895
Hotels (0.05%)
MGM Growth Properties LLC	20,222	619,804

Security	Shares	Value
Hotels (continued)
Ryman Hospitality Properties, Inc.	4,344	$352,255
		972,059
Industrial (0.39%)
Americold Realty Trust	24,696	800,644
Duke Realty Corp.	16,022	506,455
EastGroup Properties, Inc.	10,264	1,190,420
First Industrial Realty Trust, Inc.	17,353	637,549
Liberty Property Trust	15,836	792,433
Prologis, Inc.	8,068	646,247
Rexford Industrial Realty, Inc.	24,512	989,549
STAG Industrial, Inc.	24,761	748,773
Terreno Realty Corp.	19,352	949,022
		7,261,092
Manufactured Homes (0.15%)
Equity LifeStyle Properties, Inc.	9,873	1,197,990
Sun Communities, Inc.	11,554	1,481,107
		2,679,097
Office (0.17%)
Alexandria Real Estate Equities, Inc.	5,062	714,197
Cousins Properties, Inc.	10,440	377,615
Douglas Emmett, Inc.	11,270	448,997
Highwoods Properties, Inc.	11,905	491,677
JBG SMITH Properties	8,705	342,455
NorthStar Realty Europe Corp.	22,572	370,858
VEREIT, Inc.	43,607	392,899
		3,138,698
Self-Storage (0.02%)
National Storage Affiliates Trust	14,428	417,546
		417,546
Single Tenant (0.26%)
Agree Realty Corp.	18,426	1,180,184
Four Corners Property Trust, Inc.	30,650	837,665
Getty Realty Corp.	27,502	845,962
National Retail Properties, Inc.	15,553	824,465
Realty Income Corp.	13,490	930,404
		4,618,680
Total Publicly Traded Real Estate Investment Trusts (Cost $34,577,765)		42,030,977

TOTAL PUBLIC EQUITY REAL ESTATE SECURITIES (Cost $35,079,692)		42,484,733

COMMON STOCKS (0.03%)
InterXion Holding NV(d)	6,603	502,422
TOTAL COMMON STOCKS (Cost $291,143)		502,422

EXCHANGE-TRADED FUNDS (0.30%)
iShares Short Treasury Bond ETF	16,686	1,846,306
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	20,141	1,845,117
Vanguard Short-Term Treasury ETF	30,561	1,862,082
TOTAL EXCHANGE-TRADED FUNDS (Cost $5,522,596)		5,553,505

Security	Shares	Value
PREFERRED STOCKS (0.66%)
American Homes 4 Rent, 6.35%, Series E	33,469	$902,324
American Homes 4 Rent, 5.875%, Series G	35,225	903,521
Digital Realty Trust, Inc., 5.25%, Series J	36,976	918,114
EPR Properties, 5.750%, Series G	36,751	918,407
Kimco Realty Corp., 5.125%, Series L	37,050	909,207
National Storage Affiliates Trust, 6.00%, Series A	35,202	909,972
PS Business Parks, Inc., 5.20%, Series Y	36,829	903,047
PS Business Parks, Inc., 5.25%, Series X	35,450	878,451
Public Storage, 5.05%, Series G	35,019	867,421
Public Storage, 5.375%, Series V	35,289	879,049
Rexford Industrial Realty, Inc., 5.875%, Series A	17,751	471,112
Rexford Industrial Realty, Inc., 5.875%, Series B	18,085	462,072
Spirit Realty Capital, Inc., 6.00%, Series A	36,576	896,112
VEREIT, Inc., 6.70%, Series F	34,618	872,720
Vornado Realty Trust, 5.25%, Series M	12,414	304,391
TOTAL PREFERRED STOCKS (Cost $11,152,354)		11,995,920

SHORT TERM INVESTMENTS (7.95%)
Fidelity Government Portfolio, 2.24% (Cost $144,549,569)	144,549,569	144,549,569

TOTAL INVESTMENTS (105.44%) (Cost $1,763,753,726)		$1,917,648,181
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.44%)		(98,886,713)
NET ASSETS (100.00%)		$1,818,761,468

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2019, the aggregate market value of those securities was $152,056,441, representing 8.36% of net assets.
(b)	All or a portion of these securities are segregated as collateral for the Line of Credit as of June 30, 2019.
(c)	Holding is comprised of two share classes of the same underlying investment.
(d)	Non-income producing security.
(e)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $453,756, representing 0.02% of net assets.

Commitments – As of June 30, 2019, the Fund had unfunded commitments and/or contingencies for the below listed Private Equity Real Estate Securities:

Security	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice (Days)
AEW Core Property Trust	$22,830,078	$-	Quarterly	45
Bain Capital Real Estate Fund I	-	90,000,000	None	None
Blackstone Property Partners	136,245,844	60,000,000	Quarterly	90
Carlyle Property Investors	51,767,829	50,000,000	Quarterly	90
CBRE U.S. Core Partners	76,234,290	24,183,500	Quarterly	60
Clarion Lion Industrial Trust	68,619,199	46,000,000	Quarterly	90
Clarion Lion Properties Fund	165,001,911	-	Quarterly	90
Colony Industrial	156,376,351	-	Quarterly	60
Harrison Street Core Property Fund	80,109,092	-	Quarterly	45
Heitman America Real Estate Fund	32,279,416	-	Quarterly	90
Invesco Core Real Estate Fund	32,658,331	-	Quarterly	45
Invesco U.S. Income Fund LP	82,897,018	10,000,000	Quarterly	45
Morgan Stanley Prime Property Fund LLC	196,019,645	80,000,000	Quarterly	90
PGIM PRISA I	32,458,203	-	Quarterly	90
PGIM PRISA III	40,496,450	111,103,449	Quarterly	90
Principal Enhanced Property Fund LP	73,058,061	36,000,000	Quarterly	90
Prologis Targeted US Logistics	58,107,781	57,800,000	Quarterly	90
RREEF America REIT II, Inc.	35,444,799	-	Quarterly	45
RREEF Core Plus Industrial Fund LP	56,969,351	24,550,000	Quarterly	90
Sentinel Real Estate Fund	63,984,484	-	Daily	*
Stockbridge Smart Markets Fund	42,226,703	-	Quarterly	45
Stockbridge Value Fund II	5,932,865	823,713	None	None
UBS Trumbull Property G&I Fund	50,787,890	15,000,000	Quarterly	60

*	Written notice required for redemption, no minimum timeline required.

Bluerock Total Income+ Real Estate Fund

Notes to Quarterly Portfolio of Investments

June 30, 2019 (Unaudited)

1. Organization

Bluerock Total Income+ Real Estate Fund (the “Fund” or the “Trust”) was organized as a Delaware statutory trust on May 25, 2012 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund’s investment advisor is Bluerock Fund Advisor, LLC (the “Advisor”). The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation, with low to moderate volatility and low correlation to the broader markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of assets plus the amount of any borrowings for investment purposes, in “real estate industry securities” (as such term is described in the Fund’s prospectus), primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class I and Class L shares. Class A shares commenced operations on October 22, 2012 and are offered at net asset value plus a maximum sales charge of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C and Class I shares commenced operations on April 1, 2014 and are offered at net asset value. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after purchase. Class L shares commenced operations on June 1, 2017 and are offered at net asset value plus a maximum sales charge of 4.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SUMMARY OF Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 "Financial Services – Investment Companies" including FASB Accounting Standard Update, 2013-08.

A. Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price. Debt securities, including restricted securities, are valued based on evaluated prices received from a third party pricing vendor or from brokers who make markets in such securities. Debt securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund may invest a portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end investment companies and exchange traded funds (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor (defined below), those securities will be valued at “fair value” as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker- dealer or independent pricing service is inaccurate.

Valuation of Private Equity Real Estate Securities – The Fund invests a significant portion of its assets in Private Equity Real Estate Securities (“Private ERES”). The Private ERES measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820, the Fund has elected to apply the practical expedient and to value its investments in Private ERES at their respective NAVs at each quarter. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private ERES by adjusting the most recent NAV for each REIT by the change in a proprietary benchmark that the Valuation Committee has deemed to be representative of the entire Private ERES market. As of June 30, 2019, all of the Fund’s investments in Private ERES were valued at the respective NAVs of the Private ERES.

Valuation of Public Non-Traded Equity Real Estate Securities – The Fund may invest a portion of its assets in Public Non-Traded Equity Real Estate Securities (“Public Non-Traded ERES”). The Public Non-Traded ERES do not report periodic NAVs with enough frequency to be valued using the practical expedient. The Valuation Committee determines the fair value of Public Non-Traded ERES on a daily basis by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, and potential illiquidity discounts.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2019, maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2019 for the Fund's assets and liabilities measured at fair value:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Private Equity Real Estate Securities (Measured at net asset value)(a)	$–	$–	$–	$1,560,505,591
Public Non-Traded Real Estate Investment Trusts	–	–	453,756	453,756
Publicly Traded Real Estate Investment Trusts	42,030,977	–	–	42,030,977
Real Estate Debt Securities	–	152,056,441	–	152,056,441
Common Stocks	502,422	–	–	502,422
Exchange-Traded Funds	5,553,505	–	–	5,553,505
Preferred Stocks	11,995,920	–	–	11,995,920
Short Term Investments	144,549,569	–	–	144,549,569
Total	$204,632,393	$152,056,441	$453,756	$1,917,648,181

(a)	In accordance with ASC 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been classified in the fair value hierarchy.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Public Non-Traded Real Estate Investment Trusts
Beginning Balance	$458,157
Total realized gain (loss)	-
Appreciation (Depreciation)	4,401
Cost of Purchases	-
Proceeds from Sales/Liquidating Distribution	-
Return of Capital	-
Accrued Interest	-
Net transfers in/out of level 3	-
Ending Balance	$453,756

Significant unobservable valuation inputs for material Level 3 investments as of June 30, 2019, are as follows:

	Fair Value at 6/30/19	Valuation Technique	Unobservable Input	Range	(Weighted Average)
Public Non-Traded Real Estate Investment Trusts	$453,756	Transaction Data	Discount for Lack of Liquidity(a)	8.00%	8.00%

(a)	Represents amounts used when the reporting entity has determined that market participants would take into account these premiums and discounts when pricing the investments.

B. Other Investment Vehicles – The Fund may invest in other investment vehicles such as exchange traded funds (“ETFs”), index funds, closed-end funds and mutual funds.  Such funds are bought and sold on a securities exchange.  An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  The Fund may purchase an investment vehicle to temporarily gain exposure to a portion of the U.S. or a foreign market.  The risks of owning such investment vehicles generally reflect the risks of owning the underlying securities they are designed to track, although any lack of liquidity could result in it being more volatile.  Additionally, such investment vehicles have fees and expenses that reduce their value relative to their underlying holdings.

The Fund currently invests a portion of its assets in Fidelity Investments Money Market Funds - Government Portfolio ("Fidelity"). The Fund may redeem its investment from Fidelity at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of Fidelity. The financial statements of Fidelity, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As June 30, 2019, the percentage of the Fund’s net assets invested in Fidelity was 7.95%.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

By:	/s/ Jordan B. Ruddy
Jordan B. Ruddy
President (Principal Executive Officer)

Date:	August 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jordan B. Ruddy
Jordan B. Ruddy
President (Principal Executive Officer)

Date:	August 28, 2019

By:	/s/ Simon Adamiyatt
Simon Adamiyatt
Treasurer (Principal Financial Officer)

Date:	August 28, 2019